                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 12, 2003

                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

           MARYLAND                       001-13417               13-3950486
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

          379 THORNALL STREET, EDISON, NEW JERSEY             08837
          (Address of Principal Executive Offices)         (ZIP Code)

        Registrant's telephone number, including area code (732) 548-0101

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

      The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition":

      On May 12, 2003 Hanover Capital Mortgage Holdings, Inc. issued a press release reporting first quarter 2003 financial results and other information. The press release is attached hereto as Exhibit 99.1.

Pursuant to the interim guidance of the Securities and Exchange Commission in Release No. 33-8216, the Company is including this Item 12 information under
Item 9 because Item 12 has not yet been added to the EDGAR system.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

Exhibit      Description
-------      -----------
99.1         Press Release issued May 12, 2003

                         [Signature on following page.]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Hanover Capital Mortgage Holdings, Inc.



                                         /s/  J. Holly Loux
                                        ----------------------------------------
                                        Name:   J. Holly Loux
                                        Title:  Chief Financial Officer and
                                                Treasurer


Date:  May 12, 2003


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
                                  EXHIBIT INDEX

Exhibit               Description
-------               -----------
99.1                  Press Release issued May 12, 2003


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